UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________

       Date of Report (Date of earliest event reported): October 26, 2004

                            EMCLAIRE FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


    Pennsylvania                    000-18464                    25-1606091
-------------------------        ----------------           --------------------
   (State or other                 (Commission                  (IRS Employer
   jurisdiction of                 File Number)              Identification No.)
   incorporation)


             612 Main Street, Emlenton, PA                   16373
        (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                            EMCLAIRE FINANCIAL CORP.
                           CURRENT REPORT ON FORM 8-K

ITEM 5.02(b).  DEPARTURE OF DIRECTORS FOR OTHER REASONS.

Bernadette H. Crooks retired from the Board of Directors of Emclaire Financial Corp. effective October 20, 2004.


ITEM 5.02(d).  APPOINTMENT OF NEW DIRECTORS.

Mr. James M. Crooks was appointed Director of Emclaire Financial Corp. by the Board of Directors on October 20, 2004. Mr. Crooks will serve on both the audit and finance committees. Mr. Crooks is filling the vacancy created by the retirement of Mrs. Bernadette H. Crooks and will serve as a Class B Director whose term will expire in 2005.

Mr. Mark A. Freemer, CPA was appointed Director of Emclaire Financial Corp. by the Board of Directors on October 20, 2004. Mr. Freemer will serve on both the audit and human resource committees. Mr. Freemer is filling the vacancy created by Mr. Rodney C. Heeter, who retired from the Board in May 2004, and will serve as a Class A Director whose term will expire in May 2007.


ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit 99.1. Press release dated October 26, 2004 announcing retirement and elections.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EMCLAIRE FINANCIAL CORP.




Date: October 26, 2004                           David L. Cox
                                                 -------------------------------

                                                 Name:  David L. Cox
                                                 Title: Chief Executive Officer
                                                        President